SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C. 20549



                                 FORM 8-K
                               CURRENT REPORT


            Pursuant to Section 13 or 15(d) of the Securities
                           Exchange Act of 1934



             Date of Report (Date of earliest event reported)

                              April 9, 1998

                           EXTEN INDUSTRIES, INC.

         (Exact name or registrant as specified in its charter)



    Delaware              0-16354              52-1412493
(State or other         (Commission         (I.R.S. Employer
jurisdiction of         file number)       Identification No.)
incorporation
or organization)


9625 Black Mountain Road, Suite 218, San Diego, California 62126
      (Address of principal executive offices)        (Zip Code)


9625 Black Mountain Road, Suite 218, San Diego, California 62126
               (Mailing Address)                      (Zip Code)


       Registrant's telephone number, including area code:
                       (619) 578-9784


Item 5. OTHER EVENTS

Mr. Jerry G. Simek was elected to the board of directors of the Company. Mr. Simek has extensive management experience in public and private companies. His background includes over 30 years of experience in multinational companies in the medical, energy, electronics and aerospace industries. He has held key management positions in several major medical companies such as Baxter and Johnson & Johnson.

A copy of the April 7, 1998 Press Release is attached.


Item 7.  Financial Statements and Exhibits.

99.1 Press Release.



                          SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the under-signed, thereunto duly authorized.


                           EXTEN INDUSTRIES, INC.
                                (Registrant)

                           By:  /s/  W. GERALD NEWMIN
                           -----------------------------
                           Chairman, Chief Executive Officer
                                    and President


                                   Date:  April 9, 1998